UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2014
Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Indentification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	888-772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Effective as of June 5, 2014, Portfolio Recovery Associates, Inc. (the "Company") entered into a Third Amendment (the "Third Amendment") to that certain Credit Agreement dated December 19, 2012, by and among the Company, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as the administrative agent (the "Credit Agreement"). The Third Amendment amends a provision of the Credit Agreement to increase a basket for permitted indebtedness for the issuance of senior, unsecured convertible notes or other unsecured financings from an aggregate amount not to exceed $300 million to an aggregate amount not to exceed $500 million.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith, as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosures of the material terms and conditions of the Third Amendment contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit 10.1 Third Amendment, entered into as of June 5, 2014, to Credit Agreement dated as of December 19, 2012 by and among the Company, the domestic wholly-owned subsidiaries of the Company as guarantors (Portfolio Recovery Associates, LLC, PRA Holding I, LLC, PRA Location Services, a Virginia general partnership, PRA Government Services, LLC, PRA Receivables Management, LLC, PRA Holding II, LLC, PRA Holding III, LLC, MuniServices, LLC, PRA Professional Services, LLC, PRA Financial Services, LLC, Claims Compensation Bureau, LLC, PRA Auto Funding, LLC, PRA Holding IV, LLC, PLS Holding I, LLC, and PLS Holding II, LLC), Bank of America, N.A. as administrative agent, swing line lender, and l/c issuer, Wells Fargo Bank, N.A. and SunTrust Bank as co-syndication agents, KeyBank, National Association, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint book managers, and the lenders named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

June 6, 2014	By:	/s/ Kevin P. Stevenson
Name: Kevin P. Stevenson
Title: EVP/CFO

Exhibit Index

Exhibit No.	Description

10.1
Third Amendment, entered into as of June 5, 2014, to Credit Agreement dated as of December 19, 2012 by and among the Company, the domestic wholly-owned subsidiaries of the Company as guarantors (Portfolio Recovery Associates, LLC, PRA Holding I, LLC, PRA Location Services, a Virginia general partnership, PRA Government Services, LLC, PRA Receivables Management, LLC, PRA Holding II, LLC, PRA Holding III, LLC, MuniServices, LLC, PRA Professional Services, LLC, PRA Financial Services, LLC, Claims Compensation Bureau, LLC, PRA Auto Funding, LLC, PRA Holding IV, LLC, PLS Holding I, LLC, and PLS Holding II, LLC), Bank of America, N.A. as administrative agent, swing line lender, and l/c issuer, Wells Fargo Bank, N.A. and SunTrust Bank as co-syndication agents, KeyBank, National Association, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint book managers, and the lenders named therein.